UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2019

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6948	38-1016240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13320-A Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On February 14, 2019, SPX Corporation (the “Company”) issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

The press release incorporated by reference into this Item 2.02 contains certain non-GAAP financial measures, including disclosure regarding “adjusted revenues” and “adjusted segment income (loss)”, defined as revenues and segment income (loss) for the Company excluding the “All Other” group of operating segments, with “All Other” comprised of the results of the South African operations and SPX Heat Transfer business ("Heat Transfer"). Due, in part, to certain wind-down activities, and the related decline in volumes, the South African operations and Heat Transfer have a diminishing impact on the Company's operating results over the long term. As such, the Company’s management believes it is useful to investors to disclose revenues and segment income (loss) without the results of the “All Other” group of operating segments to provide investors with metrics that the Company’s management uses to measure the overall performance of its businesses. Additionally, during the three and twelve months ended December 31, 2018, the Company included adjustments to arrive at adjusted revenues and adjusted segment income (loss) by excluding non-recurring charges associated with (i) the step-up of inventory (to fair value) acquired in connection with the Schonstedt and Cues' acquisitions that were completed on March 1, 2018, and June 7, 2018, respectively, (ii) amortization expense associated with the backlog intangible asset acquired in connection with the Cues' acquisition, and (iii) deferred revenues acquired in the Cues’ transaction. Adjusted revenues and adjusted segment income (loss) do not provide investors with an accurate measure of, and should not be used as substitutes for, the Company’s revenues and segment income (loss) as determined in accordance with accounting principles generally accepted in the United States (“GAAP”), and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure for the three and twelve months ended December 31, 2018 regarding “adjusted revenue” and “adjusted segment income” for the Company’s Detection and Measurement reportable segment, defined as revenue and segment income for its Detection and Measurement reportable segment excluding the inventory step-up charges, backlog amortization, and the adjustment to acquired deferred revenue noted above. Adjusted revenue and adjusted segment income for the Detection and Measurement reportable segment does not provide investors with an accurate measure of, and should not be used as a substitute for, revenue and segment income of the Detection and Measurement reportable segment as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding “adjusted operating income (loss)” and “adjusted earnings (loss) per share”, defined as operating income (loss) and diluted net income (loss) per share from continuing operations excluding the following items: (a) results of the “All Other” group of operating segments, (b) non-service pension and postretirement expense (income), (c) acquisition related charges, (d) losses on the sale of the Company’s Dry Cooling business, (e) non-cash charges associated with the amendment/refinancing of our senior credit agreement, (f) a non-recurring gain on interest rate swaps that no longer qualified for hedge accounting, and (g) the removal of certain discrete income tax benefits, as applicable, as well as (h) the income tax impact of items (a) through (f). In addition to the Company’s “All Other” group of operating segments, as described above, the Company’s management views the impact related to each of the other items as not indicative of the Company’s ongoing performance. The Company believes that inclusion of only the service cost and prior service cost components of pension and postretirement expense better reflects the ongoing costs of providing pension and postretirement benefits to its employees. Other components of GAAP pension and postretirement expense (income) are mainly driven by market performance, and the Company manages these separately from the operational performance of its business. The Company believes adjusted operating income (loss) and adjusted earnings (loss) per share, when read in conjunction with operating income (loss) and diluted net income (loss) per share from continuing operations, gives investors a useful tool to assess and understand the Company’s overall financial performance, because they exclude items of income or expense that the Company believes are not reflective of its ongoing operating performance, allowing for a better period-to-period comparison of operations of the Company. Additionally, the Company’s management uses adjusted operating income (loss) and adjusted earnings (loss) per share as measures of the Company’s performance. The adjusted operating income (loss) and adjusted earnings (loss) per share measures do not provide investors with an accurate measure of the actual operating income (loss) and diluted net income (loss) per share from continuing operations reported by the Company and should not be considered as substitutes for operating income (loss) and diluted net income (loss) per share from continuing operations as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

The press release incorporated by reference into this Item 2.02 also contains disclosure regarding organic revenue growth (decline), defined as revenue growth (decline) excluding the effects of foreign currency fluctuations and acquisitions/divestitures, as applicable. The Company’s management believes that organic revenue growth (decline) is a useful financial measure for investors in evaluating operating performance for the periods presented, because excluding the effect of currency fluctuations and acquisitions/divestitures, when read in conjunction with the Company’s revenues, presents a useful tool to evaluate the Company’s ongoing operations and provides investors with a tool they can use to evaluate the Company’s management of assets held from period to period. In addition, organic revenue growth (decline) is one of the factors the Company’s management uses in internal evaluations of the overall performance of its business. This metric, however, should not be considered a substitute for revenue growth (decline) as determined in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies.

Refer to the tables included in the press release for the components of each of the Company’s non-GAAP financial measures referred to above, and for the reconciliations of these numbers to their respective comparable GAAP measures.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release issued February 14, 2019, furnished solely pursuant to Item 2.02 of Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: February 14, 2019	By:	/s/ Scott W. Sproule
Scott W. Sproule
Vice President, Chief Financial Officer and
Treasurer